FY04-58286
$75-

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C33531-03

DEC 3 1 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Articles of Incorporation
(PURSUANT TO NRS 78)

Important. Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	GREAT LAKES ACQUISITION, INC.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	QRSM (Name) 6410 SUNSET CORP. DRIVE (Street Address) LAS VEGAS (City) NEVADA 84120 (Zip Code) Optional Mailing Address / City / State / Zip Code
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 52,000,000 Par value: $ .001 Number of shares without par value: 0
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. CHARLES E CAMPBELL (Name) 2148 EVANS ROAD (Street Address) FLOSSMOOR (City) IL (State) 60422 (Zip Code) 2. SCOTT SAKOFF (Name) 2148 EVANS ROAD (Street Address) FLOSSMOOR (City) IL (State) 60422 (Zip Code) 3. KENNETH W CAMPBELL (Name) 2148 EVANS ROAD (Street Address) FLOSSMOOR (City) IL (State) 60422 (Zip Code)
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be:
6. Names, Address and Signature of Incorporator. (attach additional page if there is more than 1 incorporator)	CHARLES E CAMPBELL (Name) [signature] (Signature) 2148 EVANS ROAD (Address) FLOSSMOOR (City) IL (State) 60422 (Zip Code)
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R. A. or On Behalf of R. A. Company 11/07/03 (Date)

This form must be accompanied by appropriate fees. See attached fee schedule.

1 of 2

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Resident Agent Acceptance

General instructions for this form:
1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. Ensure that document is signed in signature field.

ABOVE SPACE IS FOR OFFICE USE ONLY

In the matter of GREAT LAKES ACQUISITION, INC.
(Name of business entity)

I, QRSM ,
(Name of resident agent)

hereby state that on 9/29/03 (Date) I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:

6410 SUNSET CORP. DRIVE
Physical Street Address

Suite number

LAS VEGAS , NEVADA 89120
City Zip Code

Optional:

Additional Mailing Address Suite number

City , State Zip Code

Signature:

[signature] CFO 11/7/03
Authorized Signature of R.A. or On Behalf of R.A. Company Date

Nevada Secretary of State RA Acceptance 2003
Revised on: 11/3/03

2 of 2

FY04-58286
$350-

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C33531-03

DEC 3 1 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

GREAT LAKES ACQUISION, INC.
Name of merging entity

TEXAS
Jurisdiction

CORPORATION
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

GREAT LAKES ACQUISION, INC.
Name of surviving entity

NEVADA
Jurisdiction

CORPORATION
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn: RESIDENT AGENT

c/o: QRSM
6410 SUNSET CORP. DR.
LAS VEGAS, NV 89120

3) (Choose one)

[X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

[ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important., Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

GREAT LAKES ACQUISITION, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

GREAT LAKES ACQUISITION, INC.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached Instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important. Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

GREAT LAKES ACQUISITION, INC.
Name of merging entity

[signature] PRESIDENT 12/17/03
Signature Title Date

Name of merging entity

Signature Title Date

Name of merging entity

Signature Title Date

Name of merging entity

Signature Title Date

GREAT LAKES ACQUISITION, INC.
Name of surviving entity

[signature] PRESIDENT 12/17/03
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

GREAT LAKES ACQUISITION, INC.

(Name of Corporation)

FILE NUMBER

C33531-03

FOR THE FILING PERIOD OF DECEMBER 2003 TO DECEMBER 2004

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

QRSM
6410 SUNSET CORP. DRIVE
LAS VEGAS, NV 89120

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

FILED # ____

FEB - 3 2004

DEAN HELLER, SECRETARY OF STATE

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read instructions before completing and returning this form.

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE $125.00 LATE PENALTY: $75.00

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☒ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
CHARLES E CAMPBELL	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
2148 EVANS RD	FLOSSMOOR	IL	60422
NAME	TITLE(S)		
SCOTT SAKOFF	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
2148 EVANS RD	FLOSSMOOR	IL	60422
NAME	TITLE(S)		
SCOTT SAKOFF	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
2148 EVANS RD	FLOSSMOOR	IL	60422
NAME	TITLE(S)		
CHARLES E CAMPBELL	DIRECTOR		
ADDRESS	CITY	ST	ZIP
2148 EVANS RD	FLOSSMOOR	IL	60422

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer Title PRESIDENT Date 1-28-04

Nevada Secretary of State Form INITIAL LIST PROFIT 2003
Revised on: 02/24/03

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

Great Lakes Acquisition Inc.

C33531-2003

(Name of Corporation)

FOR THE FILING PERIOD OF TO

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Incorp Services, Inc.
3155 East Patrick Lane · Suite 1
Las Vegas, NV 89120-3481

702.866.2500 Phone · 702.866.2689 Fax
www.incorpservices.com

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

125
60 RA
185

FILED # ______

NOV 1 8 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Filing Fee: $125.00

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
CHARLES E CAMPBELL	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
SCOTT SAKOFF	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
SCOTT SAKOFF	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
CHARLES E CAMPBELL	DIRECTOR		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] Title President Date Nov.1,2004

Nevada Secretary of State Form ANNUAL LIST-PROFIT 2003
Revised on 09/24/03

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

FILED #

NOV 18 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Certificate of Change of Resident Agent and/or Location of Registered Office

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The Physical Nevada address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. Include the filing fee of $60.00.

ABOVE SPACE IS FOR OFFICE USE ONLY

Great Lakes Acquisition Inc.
Name of Entity

C33531-2003
File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) [X] Change of Resident Agent [ ] Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent: Qrsm

Street No.: 6410 Sunset Corp Drive

City, State, Zip: Las Vegas, NV 89120

The resident agent and/or location of the registered office is changed to:

Resident Agent: Incorp Services, Inc.

Street No.: 3155 East Patrick Lane · Suite 1

City, State, Zip: Las Vegas, NV 89120-3481

82445

NOTE: For an entity to file this certificate, the signature of one officer is required.

X [signature] President
Signature/Title

Certificate of Acceptance of Appointment by Resident Agent

I hereby accept the appointment as Resident Agent for the above-named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

10/19/04
Date

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER
C33531-2003

Great Lakes Acquisition Inc.
(Name of Corporation)

FOR THE FILING PERIOD OF TO

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Incorp Services, Inc.
3155 East Patrick Lane · Suite 1
Las Vegas, NV 89120-3481

702.866.2500 Phone · 702.866.2689 Fax
www.incorpservices.com

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Filed in the office of
Dean Heller
Secretary of State
State of Nevada

Document Number
20050658199-35
Filing Date and Time
12/30/2005 7:18 AM
Entity Number
C33531-2003

Important: **Read instructions before completing and returning this form.**

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Filing Fee: $125.00

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM *WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Charles E. Campbell	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
Scott Sakoff	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
~~Scott Sakoff~~ Charles E. Campbell	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
Kenneth W. Campbell	DIRECTOR		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] Title President Date Oct 13, 2005

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the office of
Dean Heller
Secretary of State
State of Nevada

Document Number
20060162580-70
Filing Date and Time
03/15/2006 2:11 PM
Entity Number
C33531-2003

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: GREAT LAKES ACQUISITION, INC.

2. The articles have been amended as follows (provide article numbers, if available):

THE NAME OF THE CORPORATION SHALL BE INTEGRATED PARKING SOLUTIONS, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ______*

4. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): William P. Dugan
William P. Dugan, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Great Lakes Acquisition Inc. Now Integrated Parking Solutions, Inc.

(Name of Corporation)

FILE NUMBER: C33531-2003

FOR THE FILING PERIOD OF 12-1-2006 TO 11-30-07

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Incorp Services, Inc.
3155 East Patrick Lane · Suite 1
Las Vegas, NV 89120-3481

702.866.2500 Phone · 702.866.2689 Fax
www.incorpservices.com

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Filed in the office of	Document Number: 20070005267-79
Dean Heller Secretary of State State of Nevada	Filing Date and Time: 12/29/2006 11:38 AM
	Entity Number: C33531-2003

Important: **Read instructions before completing and returning this form.**

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Filing Fee: $125.00

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☒ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	St	Zip
[redacted] William P. Dugan	PRESIDENT (OR EQUIVALENT OF)	3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
[redacted] Phillip Ruben	SECRETARY (OR EQUIVALENT OF) & Treasurer	3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
[redacted] Charles E. Campbel	[redacted] (OR EQUIVALENT OF)	3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
[redacted] Craig Glattly	DIRECTOR	3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer: [signature] Title: Director 10-16-08 Date: Oct 10, 2006

Dec.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

C33531-2003

Integrated Parking Solutions, Inc.
(Name of Corporation)

FOR THE FILING PERIOD OF 12/2007 TO 12/2008

Filed in the office of	Document Number 20070895904-44
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/31/2007 9:08 AM
	Entity Number C33531-2003

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Incorp Services, Inc.
3155 East Patrick Lane · Suite 1
Las Vegas, NV 89120-3481

702.866.2500 Phone · 702.866.2689 Fax
www.incorp.com

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Filing Fee: $125.00

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM *WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is: US45821W1018

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Charles E. Campbell	~~PRESIDENT~~ (OR EQUIVALENT OF) Secretary		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
~~Scott Sakoff~~ William P. Dugan	~~SECRETARY~~ (OR EQUIVALENT OF) President		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
Charles E. Campbell	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481
NAME	TITLE(S)		
Charles E. Campbell	DIRECTOR		
ADDRESS	CITY	St	Zip
3155 East Patrick Lane · Suite 1	Las Vegas	NV	89120-3481

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] Title Director Date Oct 8, 2007

Nevada Secretary of State Form ANNUAL LIST-PROFIT 2003
Revised on: 09/24/03

December

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080470386-88
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/14/2008 7:00 AM
	Entity Number C33531-2003

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

INTEGRATED PARKING SOLUTIONS, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation. this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

2,100,000 of the Preferred stock of the Corporation are hereby designated as Series A Preferred stock, all having a par value of $.001. At the election of the holder, Series A Preferred stock shall be convertible to an equal number of Common shares of the Corporation for a cost of $1.20 per share at any time prior to December 31, 2010.

Each holder of Series A shares shall be entitled to receive in each fiscal year of the Corporation, when, as and if declared by the Board of Directors of the Corporation, cumulative dividends out of any assets of the corporation available for dividends, either cash or property. Any declared and unpaid dividends shall accrue at a rate equal to 5% per annum.

There shall be no other distinction in preferences, qualifications, limitations, restrictions or any special or relative rights other than the preference set forth above.

3. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

4. Officer Signature **(Required)**: X William P. Dugan

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20080470413-29
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/14/2008 7:00 AM
	Entity Number C33531-2003

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

INTEGRATED PARKING SOLUTIONS, INC.

2. The articles have been amended as follows (provide article numbers, if available):

CHANGES TO ARTICLE 3, SHARES, ARE SET FORTH ON THE ATTACHMENT HERETO AND ARE HEREBY ADDED TO THE ARTICLES OF INCORPORATION OF THE CORPORATION.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ATTACHMENT TO ARTICLES OF AMENDMENT TO
ARTICLES OF INCORPORATION
OF
INTEGRATED PARKING SOLUTIONS, INC.

3. Shares:

The Corporation shall be authorized to issue 50,000,000 shares of Common stock, 2,000,000 shares of Preferred stock and 2,100,000 shares of Series A Preferred stock, all having a par value of $.001.

The rights, preferences and qualifications of all preferred shares or series of preferred shares shall be designated by the Board of Directors of the Corporation from time to time.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER

INTEGRATED PARKING SOLUTIONS, INC. — C33531-2003

(Name of Corporation)

FOR THE FILING PERIOD OF 12/2008 TO 12/2009

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

INCORP SERVICES, INC. (Commercial Registered Agent)
375 N STEPHANIE ST STE 1411
HENDERSON, NV 89014-8909 USA

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Filed in the office of	Document Number
	20080834307-55
Ross Miller	Filing Date and Time
Secretary of State	12/26/2008 7:33 PM
State of Nevada	Entity Number
	C33531-2003

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Important. Read instructions before completing and returning this form.

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
WILLIAM P DUGAN	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
375 N. Stephanie St. · Suite 1411 , USA	Henderson	NV	89014-8909
NAME	TITLE(S)		
CHARLES E CAMPBELL	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
375 N. Stephanie St. · Suite 1411 , USA	Henderson	NV	89014-8909
NAME	TITLE(S)		
CHARLES E CAMPBELL	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
375 N. Stephanie St. · Suite 1411 , USA	Henderson	NV	89014-8909
NAME	TITLE(S)		
CHARLES E CAMPBELL	DIRECTOR		
ADDRESS	CITY	St	Zip
375 N. Stephanie St. · Suite 1411 , USA	Henderson	NV	89014-8909

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
CHARLES E CAMPBELL

Title Secretary

Date 12/26/2008 7:33:02 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

integrated parking solutions, Inc

C33531-2003

FOR THE FILING PERIOD OF 12/31/2011 TO 12/31/2012

110103

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Frank Sherman

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number 20120180735-59
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/14/2012 1:56 PM
	Entity Number C33531-2003

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

[ ] Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

[ ] This corporation is a publicly traded corporation. The Central Index Key number is:

[X] This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 003 - Home-based Business
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	ADDRESS	TITLE(S)	CITY	STATE	ZIP CODE
Jonathan Landers	PO Box 135	PRESIDENT (OR EQUIVALENT OF)	Haworth	OK	74740
Jonathan Landers	PO Box 135	SECRETARY (OR EQUIVALENT OF)	Haworth	OK	74740
Jonathan Landers	PO Box 135	TREASURER (OR EQUIVALENT OF)	Haworth	OK	74740
Jonathan Landers	PO Box 135	DIRECTOR	Haworth	OK	74740

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Jonathan Landers

Signature of Officer

Title: President

Date: 3/14/2012

181102

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

Filed in the office of	Document Number 20120180736-60
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/14/2012 1:56 PM
	Entity Number C33531-2003

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Integrated Parking Solutions, Inc.
Name of Represented Business Entity

I, Frank Sherman am a:
Name of Appointed Registered Agent OR Represented Entity Serving as Own Agent*

(complete only one)

a) ☐ commercial registered agent listed with the Nevada Secretary of State,

b) ☒ noncommercial registered agent with the following address for service of process:

4529 Long Horse Ct. — Las Vegas — Nevada 89147
Street Address — City — Zip Code

Nevada
Mailing Address (If different from street address) — City — Zip Code

c) ☐ represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Nevada
Street Address — City — Zip Code

Nevada
Mailing Address (If different from street address) — City — Zip Code

and hereby state that on Feb. 6, 2012 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

Feb. 6, 2012
Date

*If changing Registered Agent when reinstating, officer's signature required.

X [signature]
Signature of Officer

Date 3/14/2012

090702

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20120181258-90
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/14/2012 1:56 PM
	Entity Number C33531-2003

Certificate of Amendment by Custodian

(PURSUANT TO NRS 78.347)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation Filed by Custodian (Pursuant to NRS 78.347)

1. Name of corporation:

Integrated Parking Solutions, Inc

2. Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows:

N/A

3. Custodian Statement:

Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter.

4. Custodian Signature:

Ricochet Trading, Inc. - By Warren Wheeler
Name of Custodian

X Warren Wheeler
Authorized Signature of Custodian

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Electronically Filed
03/07/2012 09:55:21 AM

CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY HONODEL, P.C.
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseyhonodel.com
Attorneys for Petitioner
RICOCHET TRADING, INC.

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of INTEGRATED PARKING SOLUTIONS, INC., a Nevada Corporation,	CASE NO.: A-12-655794-P DEPT NO.: XXII

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 5th day of March, 2012, the attached Order Granting Application for Appointment of Ricochet Trading, Inc. as Custodian of Integrated Parking Solutions, Inc. was entered in the above-captioned case.

Dated this 6th day of March, 2012.

CHASEY HONODEL, P.C.

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Attorneys for Petitioner
RICOCHET TRADING, INC.

CERTIFICATE OF SERVICE

I hereby certify that on the 10th day of March, 2012, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Charles E. Campbell
William P. Dugan
Integrated Parking Solutions, Inc.
375 N. Stephanie Street, Suite 1411
Henderson, NV 89014-8909

Shannon Poernoskiy
AN EMPLOYEE OF CHASEY HONODEL, P.C.

Electronically Filed
03/05/2012 04:05:55 PM

CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY HONODEL, P.C.
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseyhonodel.com
Attorneys for Petitioner
RICOCHET TRADING, INC.

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of INTEGRATED PARKING SOLUTIONS, INC., a Nevada Corporation,	CASE NO.: A-12-655794-P DEPT NO.: XXII

ORDER GRANTING APPLICATION FOR APPOINTMENT OF RICOCHET TRADING, INC. AS CUSTODIAN OF INTEGRATED PARKING SOLUTIONS, INC.

IN THIS MATTER, notice was duly given to all concerned parties.

THE COURT, having considered the Application of Ricochet Trading, Inc., for appointment as custodian and no opposition having been filed with the Court, and for good cause appearing,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. Pursuant to NRS 78.347, Ricochet Trading, Inc., a shareholder of INTEGRATED PARKING SOLUTIONS, INC., is hereby appointed custodian of INTEGRATED PARKING SOLUTIONS, INC.

2. Ricochet Trading, Inc. is authorized to take any actions on behalf of INTEGRATED PARKING SOLUTIONS, INC., pursuant to NRS 78.347 that are reasonable, prudent, or for the benefit of INTEGRATED PARKING SOLUTIONS, INC., including but not limited to issuing new shares of stock and issuing new classes of stock.

3. Pursuant to NRS 78.347(3)(a), Ricochet Trading, Inc. shall comply with NRS 78.180 to reinstate INTEGRATED PARKING SOLUTIONS, INC.

4. Ricochet Trading, Inc. shall provide reasonable notice to all shareholders of record of a shareholders meeting that will be held within a reasonable time after this Order is entered.

5. Ricochet Trading, Inc., as custodian of INTEGRATED PARKING SOLUTIONS, INC., shall submit a report to this Court of the actions taken at said shareholders meeting.

6. Ricochet Trading, Inc. shall report to this Court every three (3) months concerning its custodianship of INTEGRATED PARKING SOLUTIONS, INC., while such custodianship remains active.

7. Ricochet Trading, Inc. shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of INTEGRATED PARKING SOLUTIONS, INC., with the Secretary of State containing the following disclosures and statements:

a. Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning Ricochet Trading, Inc., or its affiliates or subsidiaries.

b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that INTEGRATED PARKING SOLUTIONS, INC., comply with corporate formalities and to continue its business.

c. A statement that Ricochet Trading, Inc., is in fact, continuing the business and attempting to further the interests of the shareholders.

d. A statement indicating that Ricochet Trading, Inc. will reinstate or maintain the corporate charter.

e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

IT IS SO ORDERED.

DATED this 5th day of March 2012.

DISTRICT COURT JUDGE

Respectfully Submitted by:
CHASEY HONODEL, P.C.

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseyhonodel.com
Attorneys for Petitioner
RICOCHET TRADING, INC.

090501

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20120193503-26
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/20/2012 8:00 AM
	Entity Number C33531-2003

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

Integrated Parking Solutions, Inc

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: March 16, 2012
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☒ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CORPORATE RESOLUTION

The Corporation has authorized the change set forth below by resolution of its directors as authorized by the shareholders on March 16, 2012

With a quorum present and in accordance with the applicable provisions of the By-Laws and the Nevada Private Corporation statutes the shareholders of Integrated Parking Solutions, Inc voted on, approved, and adopted a Resolution proposing and declaring the restatement of the Articles of Incorporation of Integrated Parking Solutions, Inc.

March 16, 2012

Jonathan Landers,
President

Articles of Incorporation
Of
Integrated Parking Solutions, Inc.

1. **Name of Company:**
Integrated Parking Solutions, Inc.

2. **Board of Directors:**
The Company shall have at least one director. A duly adopted amendment to the By-Laws of the Corporation shall govern the number of directors.

3. **Authorized Shares:**
The aggregate number of shares, which the corporation shall have authority to issue, shall consist of 195,000,000 shares of Common Stock having a $.0001 par value, and 5,000,000 shares of Preferred Stock having a $.0001 par value. The Board of Directors may issue the company's Common and/or Preferred Stock for such consideration as fixed by the Board of Directors. The Board of Directors may issue shares of Common and/or Preferred Stock in one or more Classes and series with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or Bylaws.

4. **Preemptive Rights and Assessment of Shares:**
Other than to the extent and in its sole discretion the Board of Directors may determine holders of Common Stock and/or Preferred Stock of the corporation shall have no preference, preemptive rights, cumulative voting rights or right of subscription to acquire shares either authorized, issued, to be authorized, nor to any right of subscription thereto.

The Common Stock of the Corporation, after the amount of the subscription price has been fully paid in, in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the corporation, nor for any other purpose, and no Common Stock issued as fully paid shall ever be assessable or assessed, nor shall the Articles of Incorporation be amended to provide for such assessment.

5. **Voting**
When two (2) or more voting groups are authorized to vote the votes of all groups shall be combined into one (1) total of votes. At the option of the holder, a class of shares with voting privileges may vote those shares completely or in part and the majority of the combined votes shall be the vote of the stockholders. This privilege does not extend to the common shares.

6. **Directors' and Officers' Liability**
A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law or (ii) the unlawful payment of dividends.
Any repeal or modification of this Article by stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

7. Indemnity

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the corporation, or who is serving at the request of the corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith.

Such right of indemnification shall be a contract right, which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time without respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer

8. Amendments

Subject at all times to the express provisions of Section 4 on the Assessment of Shares, this corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation or its By-Laws, in the manner now or hereafter prescribed by statute or the Articles of Incorporation or said By-Laws, and all rights conferred upon shareholders are granted subject to this reservation.

9. Power of Directors

In furtherance, and not in limitation of those powers conferred by statute, the Board of Directors is expressly authorized: (a) Subject to the By-Laws, if any, adopted by the shareholders, to make, alter or repeal the By-Laws of the corporation; (b) To authorize and caused to be executed mortgages and liens, with or without limitations as to amount, upon the real and personal property of the corporation; (c) To authorize the guaranty by the corporation of the securities, evidences of indebtedness and obligations of other persons, corporations or business entities;

(d) To set apart out of any funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve; (e) By resolution adopted by the majority of the whole board, to designate one or more committees to consist of one or more directors of the of the corporation, which, to the extent provided on the resolution or in the By-Laws of the

corporation, shall have and may exercise the powers of the Board of Directors in the management of the affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have name and names as may be stated in the By-Laws or determined from time to time by resolution adopted by the Board of Directors.

The Board of Directors except as otherwise herein, in the By-Laws or by law shall exercise all the corporate powers of this corporation.

###

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER: C33531-2003

INTEGRATED PARKING SOLUTIONS, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2012 TO DEC, 2013

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

110105

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is

FRANK SHERMAN
4529 LONG HORSE CT.
LAS VEGAS, NV 89147

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number: 20120802368-02
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time: 11/29/2012 8:12 AM
	Entity Number: C33531-2003

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: *Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ______

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JONATHAN LANDERS	PRESIDENT (OR EQUIVALENT OF)	PO BOX 135 , USA	HAWORTH	OK	74740
JONATHAN LANDERS	SECRETARY (OR EQUIVALENT OF)	PO BOX 135 , USA	HAWORTH	OK	74740
JONATHAN LANDERS	TREASURER (OR EQUIVALENT OF)	PO BOX 135 , USA	HAWORTH	OK	74740
JONATHAN LANDERS	DIRECTOR	PO BOX 135 , USA	HAWORTH	OK	74740

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X WARREN WHEELER
Signature of Officer

Title: VICE PRESIDENT

Date: 11/29/2012 8:12:08 AM

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 20130589947-98
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/09/2013 9:45 AM
	Entity Number C33531-2003

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

INTEGRATED PARKING SOLUTIONS, INC.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

195,000,000 COMMON SHARES PAR VALUE 0.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

640,000,000 COMMON SHARES PAR VALUE 0.0001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

7. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X Warren [signature]

Signature of Officer

VICE PRESIDENT
Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: C33531-2003

INTEGRATED PARKING SOLUTIONS, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2013 TO DEC, 2014

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20130738389-04
Ross Miller	Filing Date and Time 11/11/2013 3:56 PM
Secretary of State State of Nevada	Entity Number C33531-2003

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JONATHAN LANDERS	PRESIDENT (OR EQUIVALENT OF)	PO BOX 135 , USA	HAWORTH	OK	74740
JONATHAN LANDERS	SECRETARY (OR EQUIVALENT OF)	PO BOX 135 , USA	HAWORTH	OK	74740
JONATHAN LANDERS	TREASURER (OR EQUIVALENT OF)	PO BOX 135 , USA	HAWORTH	OK	74740
JONATHAN LANDERS	DIRECTOR	PO BOX 135 , USA	HAWORTH	OK	74740

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X WARREN WHEELER
Signature of Officer or Other Authorized Signature

Title: VICE PRESIDENT

Date: 11/11/2013 3:56:00 PM

Nevada Secretary of State List Profit
Revised 7-31-13

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: C33531-2003

INTEGRATED PARKING SOLUTIONS, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2013 TO DEC, 2014

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20140249516-04
	Filing Date and Time 04/03/2014 6:22 AM
	Entity Number C33531-2003

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	CITY	STATE	ZIP CODE	ADDRESS
ALPHONSE ROJAS	PRESIDENT (OR EQUIVALENT OF)	HAWORTH	OK	74740	PO BOX 135 , USA
ALPHONSE ROJAS	SECRETARY (OR EQUIVALENT OF)	HAWORTH	OK	74740	PO BOX 135 , USA
ALPHONSE ROJAS	TREASURER (OR EQUIVALENT OF)	HAWORTH	OK	74740	PO BOX 135 , USA
ALPHONSE ROJAS	DIRECTOR	HAWORTH	OK	74740	PO BOX 135 , USA

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ALPHONSE ROJAS
Signature of Officer or Other Authorized Signature

Title: CEO

Date: 4/3/2014 6:22:06 AM

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140253098-24
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/04/2014 8:00 AM
	Entity Number C33531-2003

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Integrated Parking Solutions, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 – The name of the corporation shall be Integrated Cannabis Solutions, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ______________________
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

160101

Filed in the office of	Document Number 20140495855-13
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/09/2014 11:00 AM
	Entity Number C33531-2003

Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

1. The name and title(s) of person that desires to resign:*

William P. DUGAN — Name

OFFICER, DIRECTOR — Title(s)

2. The name and file number of the entity for which resignation is being made: NV20031568621

INTEGRATED CANNABIS SOLUTIONS INC. — Name of Entity

formerly Integrated Parking Solutions Inc.

C33531-2003 — File Number

3. Signature:

X William P. Dugan
Authorized Signature

* Resignation of one person from one entity per form.

FILING FEE: $75.00 PER FORM

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: C33531-2003

INTEGRATED CANNABIS SOLUTIONS, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2013 TO DEC, 2014

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20140688762-84
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/29/2014 8:47 AM
	Entity Number C33531-2003

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: *Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JASON Z JANKOVIC	PRESIDENT (OR EQUIVALENT OF)	365 S. LOCUST ST , USA	DENVER	CO	80224
JASON Z JANKOVIC	SECRETARY (OR EQUIVALENT OF)	365 S. LOCUST ST , USA	DENVER	CO	80224
JASON Z JANKOVIC	TREASURER (OR EQUIVALENT OF)	365 S. LOCUST ST , USA	DENVER	CO	80224
JASON Z JANKOVIC	DIRECTOR	365 S. LOCUST ST , USA	DENVER	CO	80224

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JASON Z JANKOVIC
Signature of Officer or Other Authorized Signature

Title: CEO

Date: 9/29/2014 8:47:39 AM

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
	20140752968-34
Ross Miller	Filing Date and Time
Secretary of State	11/06/2014 3:00 PM
State of Nevada	Entity Number
	C33531-2003

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Integrated Cannabis Solutions, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended in its entirety to read as follows:

The aggregate number of shares which the corporation shall have authority to issue shall consist of 900,000,000 (nine hundred million) shares of Common Stock having a $0.0001 par value, and 5,000,000 (five million) shares of Preferred Stock having a $0.0001 par value. The Board of Directors may issue the company's Common and/or Preferred Stock for such consideration as fixed by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more Classes, and series with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or Bylaws.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 73.38%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN CONSENT IN LIEU OF A MEETING OF THE MAJORITY OF SHAREHOLDERS OF INTEGRATED CANNABIS SOLUTIONS INC

(a Nevada Corporation)

November 6, 2014

The undersigned, being the shareholders of Integrated Cannabis Solutions Inc., a Nevada corporation (the "Corporation"), hereby approve and adopt the following resolutions by written consent pursuant to the Nevada Revised Statutes ("NRS").

WHEREAS, the Corporation desires to satisfy Nevada statutory requirements NRS 78.209- NRS;

WHEREAS, the Corporation requires an increase in the number of authorized shares of common stock in order to adequately pay down its debt and to allow for compensation to vendors and executives for ongoing services being rendered to the Corporation;

WHEREAS, the Corporation requires an increase in the number of authorized shares of common stock to accommodate for future financings;

WHEREAS, the Board of Directors has drafted and approved an Amendment to the Articles of Incorporation which increases the number of authorized shares of common stock;

RESOLVED FURTHER, the majority of the shareholders approves increasing to 900,000,000 the number of authorized shares of common stock and that said increase shall be reflected in the Certificate of Amendment to Articles of Incorporation of Integrated Cannabis Solutions Inc attached hereto as "Exhibit A" (the "Amendment");

RESOLVED, that the shareholders hereby approve all of the resolutions and actions of the Board heretofore adopted and taken as acts of the Company related to the above resolutions and hereby is authorized, empowered and directed, for and on behalf of the Company, to execute and file with the Nevada Secretary of State the Amendment;

RESOLVED, that the execution of the documents by the authorized officers or agents of the Company related to these resolutions is and shall be enforceable and a binding act and obligation of the Company without the necessity of the signature or attestation of any director or the Board, or affixing of the corporate seal.

RESOLVED, that the CEO and President and/or the Secretary of the Company are hereby authorized and directed to execute and deliver any instrument or instruments and to do all things that may effectuate the transactions hereby authorized, and such officers are hereby authorized to carry out these resolutions in such manner as he/she may deem to be in the best interests of the Company.

RESOLVED, that the Secretary of the Company is authorized and directed to certify these resolutions as required.

/s/

J. Zev Jankovic

Representing 73.38% of total eligible votes

Exhibit "A"

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION
OF
INTEGRATED CANNABIS SOLUTIONS CORPORATION
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation: Integrated Cannabis Solutions Corporation, a Nevada profit corporation
2. The Articles of Incorporation have been amended as follows: Article 3 of the Articles of Incorporation which currently reads:

"3. Authorized Shares

The aggregate number of shares which the corporation shall have authority to issue shall consist of 640,000,000 (six hundred forty million) shares of Common Stock having a $0.0001 par value, and 5,000,000 (five million) shares of Preferred Stock having a $0.0001 par value. The Board of Directors may issue the company's Common and/or Preferred Stock for such consideration as fixed by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more Classes, and series with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or Bylaws."

is hereby amended to read as follows:

"3. Authorized Shares

The aggregate number of shares which the corporation shall have authority to issue shall consist of 900,000,000 (nine hundred million) shares of Common Stock having a $0.0001 par value, and 5,000,000 (five million) shares of Preferred Stock having a $0.0001 par value. The Board of Directors may issue the company's Common and/or Preferred Stock for such consideration as fixed by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more Classes, and series with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or Bylaws."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of The Articles of Incorporation have voted in favor of the amendment.

/s/
J. Zev Jankovic
Representing 73.38% of total eligible votes

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: C33531-2003

INTEGRATED CANNABIS SOLUTIONS, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2014 TO DEC, 2015

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20140806364-84
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/14/2014 12:11 PM Entity Number C33531-2003

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: *Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JASON Z JANKOVIC	PRESIDENT (OR EQUIVALENT OF)	365 S. LOCUST ST , USA	DENVER	CO	80224
JASON Z JANKOVIC	SECRETARY (OR EQUIVALENT OF)	365 S. LOCUST ST , USA	DENVER	CO	80224
JASON Z JANKOVIC	TREASURER (OR EQUIVALENT OF)	365 S. LOCUST ST , USA	DENVER	CO	80224
JASON Z JANKOVIC	DIRECTOR	365 S. LOCUST ST , USA	DENVER	CO	80224

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JASON JANKOVIC
Signature of Officer or Other Authorized Signature

Title: CEO

Date: 12/14/2014 12:10:46 PM

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

181003

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

Filed in the office of	Document Number 20140834983-62
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/29/2014 7:43 AM
	Entity Number C33531-2003

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

INTEGRATED CANNABIS SOLUTIONS, INC.

2. Entity File Number: C33531-2003

3. This statement of change will have the following effect: (check only one)

- [X] Appoints a new agent for service of process (complete 4a or 4b)
- [ ] Updates contact information of the Represented Entity acting as own agent (complete 4c)

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

NORTHWEST REGISTERED AGENT, LLC. - E0400992008-3

Name

b) Noncommercial Registered Agent:

Name

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:

Name of Title or Position

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: **(required)**

X

Authorized Signature

12/23/2014

Date

6. Registered Agent Acceptance: **(required)**

I hereby accept appointment as Registered Agent for the above named Entity.

X Dan Keen - Manager

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

12/15/2014

Date

FEE: $60.00

This form must be accompanied by appropriate fees.

160103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske Secretary of State State of Nevada	20160011388-50
	Filing Date and Time 01/11/2016 10:00 AM
	Entity Number C33531-2003

Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

1. The name and title(s) of person that desires to resign:*

JASON Z. JANKOVIC
Name

President/Secretary/Treasurer/Director
Title(s)

2. The name and file number of the entity for which resignation is being made:

Integrated Cannabis Solutions, Inc.
Name of Entity

C33531-2003
File Number

3. Signature:

X
Authorized Signature

* Resignation of one person from one entity per form.

FILING FEE: $75.00 PER FORM

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

Mc Graw Nestor, Inc — C33531-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF 01/01/2015 TO 12/31/2015

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Filed in the office of	Document Number **20160012686-82**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **01/11/2016 10:00 AM**
	Entity Number **C33531-2003**

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

[ ] Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

[ ] This corporation is a publicly traded corporation. The Central Index Key number is:

[X] This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
Adam S. Tracy	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
2100 Manchester Rd., Suite 615	Wheaton	IL	60187
NAME	TITLE(S)		
Adam S. Tracy	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
2100 Manchester Rd, Suite 615	Wheaton	IL	60187
NAME	TITLE(S)		
Adam S. Tracy	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
2100 Manchester Rd., Suite 615	Wheaton	IL	60187
NAME	TITLE(S)		
Adam S. Tracy	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
2100 Manchester Rd., Suite 615	Wheaton	IL	60187

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Officer or Other Authorized Signature

Title: President

Date: 1/11/2016

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20160011543-43
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 01/11/2016 1:37 PM
	Entity Number C33531-2003

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Integrated Cannabis Solutions, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The name of the corpotation is McGraw Nestor, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: 1/12/2016 Time: 4:00

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090403

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	**20160115308-97**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **03/14/2016 1:20 PM**
	Entity Number **C33531-2003**

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

McGraw Nestor, Inc.

2. Description of the original document for which correction is being made:

Certificate of Name Change dated 1/11/16, where Integrated Cannabis Solutions, Inc. changed its name to McGraw Nestor, Inc. (Document # 20160011543-43) Exhibit A

3. Filing date of the original document for which correction is being made: 1/11/2016

4. Description of the inaccuracy or defect:

The Certificate of Name Change incorrectly states that McGraw Nestor, Inc. is the amended name

5. Correction of the inaccuracy or defect:

The amended name should reflect that Integrated Cannabis Solutions, Inc. is the surviving name.

6. Signature:

X [signature]

Authorized Signature

President
Title *

3/11/2016
Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Filed in the office of	Document Number
Barbara K. Cegavske	20180468449-06
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 10/25/2018 10:49 AM
	Entity Number C33531-2003

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Integrated Cannabis Solutions, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is hereby amended and restated in its entirety to provide as follows:

3. Authorized Shares: The total number of shares of all classes of stock, which the corporation shall have authority to issue shall be 1,500,000,000 shares of common stock, par value of $0.0001 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value of $0.0001 per share (the "Preferred Stock"). The Board of Directors may issue the Common and/or Preferred Stock for such consideration as fixed by the Board of Directors. The Board of Directors may issue shares of Preferred Stock in one or more Classes and series with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 53%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X *Matthew Dwyer*

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20190158505-46
	Filing Date and Time 04/05/2019 7:34 AM
	Entity Number C33531-2003

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Integrated Cannabis Solutions, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Certificate of Designation of Series A Preferred Stock Of Integrated Cannabis Solutions, Inc. as attached hereto.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATIONS OF PREFERENCES AND RIGHTS OF
SERIES A PREFERRED STOCK
OF
Integrated Cannabis Solutions, Inc.
a Nevada corporation

Pursuant to Section 78.1955 of the Nevada Revised Statutes

The undersigned, Matthew Dwyer, hereby certifies that:

1. He is the duly elected Chief Executive Officer of Integrated Cannabis Solutions, Inc., a Nevada corporation (the "Corporation").

2. A resolution was adopted and approved by the board of directors of the Corporation by written consent on January 11, 2016 authorizing and approving the Certificate of Designation of Preferences and Rights of Series A Preferred Stock of the Corporation, as set forth below.

3. 5 Million shares of the Series A Preferred Stock have been issued as of the date hereof.

IN WITNESS WHEREOF, the undersigned does hereby execute this Certificate, and does hereby acknowledge that this instrument constitutes his act and deed and that the facts stated herein are true.

Integrated Cannabis Solutions, Inc.

By: ______________________
Matthew Dwyer
Chief Executive Officer
Dated: March 5, 2019

INTEGRATED CANNABIS SOLUTIONS INC

UNANIMOUS WRITTEN CONSENT OF BOARD OF DIRECTORS
IN LIEU OF SPECIAL MEETING

The undersigned, being all of the Directors (the "Directors") of Integrated Cannabis Solutions, Inc.. a Nevada corporation (the "Corporation"), by unanimous written consent pursuant to the authority contained in the Nevada Corporations Code, in lieu of a special meeting of its Directors, hereby consent to the following resolutions and the actions described therein:

CERTIFICATE OF DESIGNATION

WHEREAS, the Corporation's Articles of Incorporation, as amended, authorizes the Corporation to issue 5,000,000 shares of preferred stock, $0.0001 par value per share ("Preferred Stock"); and

WHEREAS, the Preferred Stock may be issued in such series, having such designations, rights, preferences and limitations as the Board of Directors may determine; and

WHEREAS, there are no currently authorized series of Preferred Stock; and

WHEREAS, the Board of Directors, in furtherance of the authority conferred upon it under the Articles of Incorporation, now desires to designate a series of Preferred Stock to be denominated as Series A Preferred Stock.

NOW, THEREFORE, it is

RESOLVED, that by virtue of the authority contained in the Articles of Incorporation of the Corporation, the Corporation has authority to issue 5,000,000 shares of $0.0001 par value per share preferred stock, the designation and amount thereof and series, together with the powers, preferences, rights, qualifications, limitations or restrictions thereof, to be determined by the Board of Directors pursuant to the applicable laws of the State of Nevada.

FURTHER RESOLVED, that pursuant to the authority granted to the Board of Directors under the amended Articles of Incorporation, there is hereby created a series of Preferred Stock, to be denominated as the Corporation's Series A Preferred Stock, consisting of 5,000,000 shares of preferred stock, $0.0001 par value per share, having the rights, preferences, privileges, powers and limitations set forth below.

FURTHER RESOLVED, that Article IV of the Corporation's Articles of Incorporation-be and the same hereby appended, by the following:

###

ARTICLE IV SHARES

This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock." The total number of shares of Preferred Stock which this Corporation is authorized to issue is Five Million (5,000,000) shares, $0.0001 par value.

The shares of Preferred Stock may be issued from time to time on one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, options, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Designation of Series A Preferred Stock

Of the 5,000,000 shares of Preferred Stock, $0.0001 par value per share, authorized pursuant to the Articles of Incorporation, as amended, 5,000,000 of such shares are hereby designated as "Series A Preferred Stock." The powers, designations, preferences, rights, privileges, qualifications, limitations and restrictions applicable to the Series A Preferred Stock are as follows:

A. ***Designation.*** There is hereby designated a series of Preferred Stock denominated as "Series A Preferred Stock." Consisting of 5,000,000 shares, $0.0001 par value per shares, having the powers, preferences, rights and limitations set forth below.

B. ***Liquidation Rights.*** The holders of the Series A Preferred Stock shall have liquidation rights as follows (the "Liquidation Rights"):

1. Payments. In the event of any liquidation, dissolution or winding up of the Company, holders of shares of Series A Preferred Stock are entitled to receive, out of legally available assets, a liquidation preference of no per share, and no more, before any payment or distribution is made to the holders of the of the Corporation's common stock (the "Common Stock"). But the holders of Series A Preferred Stock will not be entitled to receive the liquidation preference of such shares until the liquidation preferences of any series or class of the Corporation's stock hereafter issued that ranks senior as to liquidation rights to the Series A Preferred Stock ("senior liquidation stock") has been paid in full. The holders of Series A Preferred Stock and all other series or classes of the Corporation's stock hereafter issued that rank on parity as to liquidation rights

with the Series A Preferred Stock are entitled to share ratably, in accordance with the respective preferential amounts payable thereon. After payment in full of the liquidation preference of the shares of Series A Preferred Stock, the holders of such shares will not be entitled to any further participation in any distribution of assets by the Corporation.

2. Corporation Action. Neither a consolidation, merger or other business combination of the Corporation with or into another corporation or other entity, nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding upon the Corporation.

C. ***Conversion***. The holders of the Series A Preferred Stock into Common Stock shall have the right to convert their Series A Preferred Stock into Common Stock at the rate of 10,000 shares of Common Stock for each share of Series A Preferred Stock outstanding. Such conversion right may be exercised at any time during which the Series A Preferred Stock is outstanding. Notwithstanding the foregoing, the Series A Preferred Stock may not be converted into Common Stock except to the extent that, at the time of conversion, there are a sufficient number of authorized but unissued and unreserved shares of Common Stock available to permit conversion. Any holder of Series A preferred Stock desiring to convert its Series A Preferred Stock shall provide a written notice of conversion to the Company specifying the number of shares to be converted, accompanied by the certificate evidencing the Series A Preferred Stock to be converted, as well as a duly executed stock power with signature medallion guaranteed ("Conversion Notice"). In the event that, at the time of its receipt of the Conversion Notice, the Company does not have a sufficient number of authorized but unissued and unreserved shares of Common Stock to permit conversion of all outstanding shares of Series A Preferred Stock, it shall, within five (5) business days following its receipt of the Conversion Notice, provide written notice of its receipt of the Conversion Notice to all holders of Series A Preferred Stock (the "Company Notice"). Each holder of Series A Preferred Stock shall then have a period of five (5) business days from the date of the Company Notice in which to provide written notice to the Company of such holder's election to convert its Series A Preferred Stock into its pro-rata portion of the authorized but unissued and unreserved Common Stock upon conversion of the Series A Preferred Stock based upon the Conversion notice and responses to the Company Notice, if any. The first Conversion Notice received by the Company shall govern the issuance of Common Conversion Notice until the issuance of Common stock based upon the initial Conversion Notice has been completed. Future Conversion notices shall be governed by the process set forth in this paragraph.

D. ***Voting rights***. The holders of Series A Preferred Stock shall have 10,000 votes per share Series A Preferred Stock, and shall be entitled to vote on any and all matters

brought to a vote of stockholders of Common Stock. And shall vote as a group with and on the same basis as holders of Common stock. Holders of Series A Preferred Stock shall be entitled to notice of all stockholder meetings or written consents with respect to which they would be entitled to vote, which note would be provided pursuant to the Corporations By- Laws and applicable statues. Except as otherwise set forth herein, and except as otherwise required by law, holders of Series A Preferred Stock shall have not have class voting rights on any matter.

E. *Protective Provisions.* So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by voting or written consent, as provided by Nevada law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock;

- Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the holders of Series A Preferred Stock; or
- Do any act or thing not authorized or contemplated by this Designation which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

F. *Preferences.* Nothing contained herein shall be construed to prevent the Board of Directors of the Corporation from issuing one or more series of preferred stock with such preferences as may be determine by the Board of Directors, in its discretion.

G. *Amendments.* Subject to Section E above, the designation, number of, and voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A Preferred Stock may be amended by the resolution of the Board of Directors. At any time there are no shares of Series A Preferred Stock outstanding, the Board of Directors may eliminate the Series A Preferred Stock by amendment to these Articles of Amendment.

H. *Adjustments.* The outstanding shares of Series A Preferred Stock shall be proportionally adjusted to reflect any forward split or reverse split of the Corporation's Common Stock occurring after the issuance of Series A Preferred Stock.

###

FURTHER RESOLVED, that the appropriate officers of the Corporation are hereby authorized, directed and empowered to take such actions as are reasonably necessary in order to effectuate the intent of the foregoing resolution.

Dated; January 11, 2016

BOARD OF DIRECTORS:

Adam S. Tracy

Director Name

Director Signature

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20190159506-78
Barbara K. Cegavske	Filing Date and Time 04/10/2019 12:53 PM
Barbara K. Cegavske Secretary of State State of Nevada	Entity Number C33531-2003

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Integrated Cannabis Solutions, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is hereby amended and restated in its entirety to provide as follows:

3. Authorized Shares: The total number of shares of all classes of stock, which the corporation shall have authority to issue shall be 900,000,000 shares of common stock, par value of $0.0001 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value of $0.0001 per share (the "Preferred Stock"). The Board of Directors may issue the Common and/or Preferred Stock for such consideration as fixed by the Board of Directors. The Board of Directors may issue shares of Preferred Stock in one or more Classes and series with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 98%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Matthew Dwyer

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
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Business Entity - Filing Acknowledgement

09/18/2019

Work Order Item Number:	W2019091801138 - 108471
Filing Number:	20190165438
Filing Type:	Amended Certification of Stock Designation After Issuance of Class/Series
Filing Date/Time:	09/18/2019 13:11:57 PM
Filing Page(s):	8

Indexed Entity Information:

Entity ID: C33531-2003

Entity Name: INTEGRATED CANNABIS SOLUTIONS, INC.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
CORPORATE ADMINISTRATIVE SERVICES INC
1955 BARING BLVD, Sparks, NV 89434, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C33531-2003
Barbara K. Cegavske	Filing Number 20190165438
Secretary State Of Nevada	Filed On 09/18/2019 13:11:57 PM
	Number of Pages 8

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☑ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: INTEGRATED CANNABIS SOLUTIONS, INC. Entity or Nevada Business Identification Number (NVID): NV20031568621
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series A Preferred Stock
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☑ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Matthew Dwyer Signature of Officer Date: 09/18/2019

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number C33531-2003
Barbara K. Cegavske	Filing Number 20190165438
Secretary State Of Nevada	Filed On 09/18/2019 13:11:57 PM
	Number of Pages 8

INTEGRATED CANNABIS SOLUTIONS INC
UNANIMOUS WRITTEN CONSENT OF BOARD OF DIRECTORS
IN LIEU OF SPECIAL MEETING

The undersigned, being all of the Directors (the "Directors") of Integrated Cannabis Solutions, Inc., a Nevada corporation (the "Corporation"), by unanimou s written consent pursuant to the authority contained in the Nevada Corporations Code, in lieu of a special meeting of its Directors, hereby consent to the following resolutions and the actions described therein:

RESTATED CERTIFICATE OF DESIGNATION

A. WHEREAS, the Corporation's Articles of Incorporation, as amended, authorizes the Corporation to issue 5,000,000 shares of preferred stock, $0.0001 par value per share ("Preferred Stock"); and

B. WHEREAS, the Preferred Stock may be issued in such series, having such designations, rights, preferences and limitations as the Board of Directors may determine;

C. WHEREAS, there is currently one designated series of Preferred Stock, designated as Series A; and

D. WHEREAS, the Board of Directors, in furtherance of the authority conferred upon it under the Articles of Incorporation, now desires to amend and restate the rights of its Series A Preferred Stock.

NOW THEREFORE, it is resolved that Article IV of the Corporation's Articles of Incorporation shall be restated as follows:

###

ARTICLE IV SHARES

This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock." The total number of shares of Preferred Stock which this Corporation is authorized to issue is Five Million (5,000,000) shares, $0.0001 par value.

The shares of Preferred Stock may be issued from time to time on one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, options, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Designation of Series A Preferred Stock

Of the 5,000,000 shares of Preferred Stock, $0.0001 par value per share, authorized pursuant to the Articles of Incorporation, as amended, 1,000,000 of such shares are hereby designated as "Series A Preferred Stock." The powers, designations, preferences, rights, privileges, qualifications, limitations and restrictions applicable to the Series A Preferred Stock are as follows:

A. *Designation.* There is hereby designated a series of Preferred Stock denominated as "Series A Preferred Stock" consisting of 1,000,000 shares, $0.0001 par value per shares, having the powers, preferences, rights and limitations set forth below.

B. *Liquidation Rights.* The Series A Preferred Stock shall not have any preferences in the event of any liquidation, dissolution or winding up of the Corporation, either voluntarily or involuntarily, a merger or consolidation of the Corporation wherein the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation (each, a "Liquidation Event"), but shall participate with the Common Stock on any distributions made to the Common Stock in connection with any Liquidation Event on an as converted basis, assuming that such shares of Series A Preferred Stock had been converted into shares of Common Stock immediately prior to the payment of such dividend or distribution and notwithstanding any limitations on such conversion as set forth herein, unless and until such shares of Series A are converted to Common Stock as set forth herein.

C. *Conversion.* The holders of the Series A Preferred Stock shall have the right to convert their Series A Preferred Stock into Common Stock at the rate of 50,000 shares of Common Stock for each share of Series A Preferred Stock outstanding. Such conversion right may be exercised at any time during which the Series A Preferred Stock is outstanding. Notwithstanding the foregoing, the Series A Preferred Stock may not be converted into Common Stock except to the extent that, at the time of conversion, there are a sufficient number of authorized but unissued and unreserved shares of Common Stock available to permit conversion. Any holder of Series A preferred Stock desiring to convert its Series A Preferred Stock shall provide a written notice of conversion to the Company specifying the number of shares to be converted, accompanied by the certificate evidencing the Series A Preferred Stock to be converted, as well as a duly executed stock power with signature medallion guaranteed ("Conversion Notice"). In the event that, at the time of its receipt of the Conversion Notice, the Company does not have a sufficient number of authorized but unissued and unreserved shares of Common Stock to permit conversion of all outstanding shares of Series A Preferred Stock, it shall, within five (5) business days following its receipt of the Conversion Notice, provide written notice of its receipt of the Conversion Notice to all holders of Series A Preferred Stock (the "Company Notice"). Each holder of Series A Preferred Stock shall then have a period of five (5) business days from the date of the Company Notice in which to provide written notice to the Company of such holder's election to convert its Series A Preferred Stock into its pro-rata portion of the authorized but unissued and unreserved Common Stock upon conversion of the Series A Preferred Stock based upon the Conversion notice and responses to the Company Notice, if any. The first Conversion Notice received by the Company shall govern the issuance of Common Conversion Notice until the issuance of Common stock based upon the initial

Conversion Notice has been completed. Future Conversion notices shall be governed by the process set forth in this paragraph.

D. *Voting rights.* The holders of Series A Preferred Stock shall have 50,000 votes per share Series A Preferred Stock, and shall be entitled to vote on any and all matters brought to a vote of stockholders of Common Stock and shall vote as a group with and on the same basis as holders of Common stock. Holders of Series A Preferred Stock shall be entitled to notice of all stockholder meetings or written consents with respect to which they would be entitled to vote. Except as otherwise set forth herein, and except as otherwise required by law, holders of Series A Preferred Stock shall have not have class voting rights on any matter.

E. *Protective Provisions.* So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by voting or written consent, as provided by Nevada law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock;

i. Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the holders of Series A Preferred Stock; or

ii. Do any act or thing not authorized or contemplated by this Designation which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

F. *Preferences.* Nothing contained herein shall be construed to prevent the Board of Directors of the Corporation from issuing one or more series of preferred stock, with such preferences as may be determine by the Board of Directors, in its discretion.

G. *Amendments.* Subject to Section E above, the designation, number of, and voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A Preferred Stock may be amended by the resolution of the Board of Directors. At any time there are no shares of Series A Preferred Stock outstanding, the Board of Directors may eliminate the Series A Preferred Stock by amendment to these Articles of Amendment.

H. *Adjustments.* The outstanding shares of Series A Preferred Stock shall be proportionally adjusted to reflect any forward split or reverse split of the Corporation's Common Stock occurring after the issuance of Series A Preferred Stock.

###

FURTHER RESOLVED, that the appropriate officers of the Corporation are hereby authorized, directed and empowered to take such actions as are reasonably necessary in order to effectuate the intent of the foregoing resolution.

DIRECTOR:

By: ______________________

Matthew Dwyer

Filed in the Office of Barbara K. Cegavske Secretary State Of Nevada	Business Number **C33531-2003**
	Filing Number **20190165438**
	Filed On **09/18/2019 13:11:57 PM**
	Number of Pages **8**

ACTION BY WRITTEN CONSEN

THE BOARD OF DIRECTORS

IN LIEU OF A SPECIAL MEETING

OF

INTEGRATED CANNABIS SOLUTIONS, INC.

The undersigned, being all of the members of the Board of Directors of Integrated Cannabis Solutions, Inc. (the "Corporation"), a Nevada corporation, do hereby take and adopt, pursuant to the Nevada Business Corporation Act, the following actions in writing and without a meeting.

RESOLVED, that the Corporation shall reacquire all of its outstanding Series A Preferred Shares from its stockholders, per the terms of the attached redemption agreement, and thereafter retire said shares and blank check, non-voting preferred shares held in treasury;

RESOLVED, that the Corporation shall file a Restated Certificate of Designation for its Preferred Shares, calling for its Series A to be reduced to 1,000,000 shares, and the remainder of its Preferred Shares to remain in "blank check" status;

RESOVLED, the Corporation's newly issued Series A shares shall carry the rights set forth in the attached Certificate of Designation;

RESOLVED, that the Corporation shall issue 1,000,000 of its newly issued Series A Preferred Shares in exchange for the redemption of its currently outstanding 5,000,000 Series A Preferred Shares. The original 5,000,000 Series A Preferred Shares shall be exchanged for the newly issued 1,000,000 Series A Preferred Shares under Section 3(a)9 of the Securities Act of 1933.

The foregoing constitutes a complete record of actions taken, adopted, approved and ratified by unanimous written consent of the Directors in Lieu of a special meeting of the Board of Directors.

DIRECTORS:

____

Matthew Dwyer

Filed in the Office of	Business Number C33531-2003
Barbara K. Cegavske	Filing Number 20190165438
Secretary State Of Nevada	Filed On 09/18/2019 13:11:57 PM
	Number of Pages 8

CERTIFICATE OF DESIGNATIONS OF PREFEREN
SERIES A PREFERRED STOCK
OF
Integrated Cannabis Solutions, Inc.
a Nevada corporation
Pursuant to Section 78.1955 of the Nevada Revised Statutes

The undersigned, Matthew Dwyer, hereby certifies that:

1. He is the duly elected Chief Executive Officer of Integrated Cannabis Solutions, Inc., a Nevada corporation (the "Corporation").

2. A resolution was adopted and approved by the Board of Directors of the Corporation by written consent on September 17, 2019 authorizing and approving a Restated Certificate of Designation of Preferences and Rights of Series A Preferred Stock of the Corporation (the "Restated Certificate of Designation"), as attached.

3. 1,000,000 shares of the Series A Preferred Stock, carrying the rights in the Restated Certificate of Designation, have been issued as of the date hereof.

IN WITNESS WHEREOF, the undersigned does hereby execute this Certificate, and does hereby acknowledge that this instrument constitutes his act and deed and that the facts stated herein are true.

Integrated Cannabis Solutions, Inc.

By: ______________________________

Matthew Dwyer, CEO and Director

Filed in the Office of	Business Number C33531-2003
Barbara K. Cegavske	Filing Number 20190165438
Secretary State Of Nevada	Filed On 09/18/2019 13:11:57 PM
	Number of Pages 8

CERTIFICATE OF CHIEF EXECUTIVE OFFICER

Integrated Cannabis Solutions, Inc.

The undersigned, the Chief Executive Officer of Integrated Cannabis Solutions, Inc., a Nevada corporation (the "Corporation"), does hereby certify as follows on behalf of the Corporation that the Written Consent of the Board of Directors with an effective date of September 17, 2019 (the "Written Consent") is a true and correct copy of the Written Consent adopted by the Board of Directors of the Corporation. The Written Consent has not been amended, modified or rescinded, and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 17 day of September 2019.

Integrated Cannabis Solutions, Inc.

By: ______________________
Name: Matthew Dwyer
Title: Chief Executive Officer

STATE OF Florida
COUNTY OF Broward

Sworn to and subscribed before me this 17th day of September, 2019, by Matthew Dwyer, who is personally known to me or who has produced FL DL as identification.

Notary's Signature Nicole R Ghann

Print Notary's Name Nicole R Ghann

NOTARY PUBLIC, State of Florida

My commission expires:

NICOLE R GHANN
Notary Public – State of Florida
Commission # GG 185760
My Comm. Expires Feb 9, 2022

Filed in the Office of Barbara K. Cegavske Secretary State Of Nevada	Business Number **C33531-2003**
	Filing Number **20190165438**
	Filed On **09/18/2019 13:11:57 PM**
	Number of Pages **8**

The Certificate of Designation for Preferred Stock is amended and re[...] set forth in the attachment hereto.

The attached Amended and Restated Certificate of Designation amends and restates in its entirety the Certificate of Designation filed by the Corporation with the Secretary of State of the State of Nevada on April 5, 2019.